Exhibit 99.1

AMERICAN BANKNOTE CORPORATION
UNCONSOLIDATED PARENT COMPANY BALANCE SHEET
(Dollars in thousands, except per share data)

                                                                                      June 30, 2002
                                                                                       (unaudited)
ASSETS
Current assets:
     Cash and equivalents                                                                $2,551
     Advances to subsidiaries                                                             3,593
     Deferred income taxes                                                                    0
     Prepaid expenses and other                                                             216
              Total current assets                                                        6,360

Property, Plant and Equipment - Net                                                          42

Other Assets:
     Investment in consolidated subsidiaries                                             34,478
     Investment in non-consolidated subsidiaries and joint ventures                           0
     Deferred debt expense                                                                    8
     Other                                                                                2,627

                                                                                 -----------------------
              TOTAL ASSETS                                                              $43,515
                                                                                 =======================

LIABILITIES AND STOCKHOLDERS' EQUITY
Pre-petition liabilities subject to compromise:
     Corporate debt                                                                    $163,193
     Accrued interest on corporate debt                                                  35,684
     Other current liabilities                                                           14,764
                                                                                 -----------------------
              Total pre-petition liabilities subject to compromise                      213,641

Deferred taxes eliminated in consolidation                                                3,605

Post-petition current liabilities:
     Other post-petition current liabilities                                              1,716
     Administrative fees                                                                    650
     Priority tax claims                                                                      0
                                                                                 -----------------------
              Total post-petition current liabilities:                                    2,366

Current portion of long-term debt                                                             0
Other (loans)                                                                                 0
Accounts payable & accrued expenses                                                           0
Other accruals                                                                                0
Deferred taxes                                                                                0
                                                                                 -----------------------
              Total current liabilities                                                 219,612

Other long-term liabilities not subject to compromise                                        75

Long-term debt:
     Senior debt                                                                              0
     Subordinated debt                                                                        0
     Zero coupon convertible subordinated debt                                                0
Other liabilities (excluding deferred taxes)                                                  0
Deferred taxes                                                                                0
Long-term contractual liabilities                                                             0

                                                                                 -----------------------
              TOTAL LIABILITIES:                                                        219,687

Stockholders' deficit
     Preferred Stock Series B, par value $.01 per share, authorized 2,500,000
         shares, issued and outstanding 2,404,895 shares                                     24
     Common Stock, par value $.01 per share, authorized 50,000,000 shares,
         issued 27,812,281                                                                  278
     Capital surplus                                                                     82,525
     Retained deficit                                                                  (201,772)
     Treasury stock, at cost 2,723,051 shares                                            (1,285)
     Accumulated other comprehensive loss                                               (55,942)

                                                                                 -----------------------
              TOTAL STOCKHOLDERS' DEFICIT                                              (176,172)

                                                                                 -----------------------
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                                             $43,515
                                                                                 =======================